SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934
                        (Amendment No. )
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                    Filed by the Registrant                 / X /
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           Filed by a party other than the Registrant       /   /
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CHECK THE APPROPRIATE BOX:
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/   /     Preliminary Proxy Statement
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/   /     Confidential, for Use of the Commission Only (as
----      permitted by Rule 14a-6(e) (2))

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/   /     Definitive Proxy Statement
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/ X /     Definitive Additional Materials
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/   /     Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----      Sec. 240.14a-12

                    PUTNAM FUNDS TRUST
        (Name of Registrant as Specified In Its Charter)

           (Name of Person(s) Filing Proxy Statement, if other than Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

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/ X /     No fee required
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/   /     Fee computed on table below per Exchange Act Rule 14a
----      6(i)(1) and 0-11

          (1) Title of each class of securities to which transaction applies:

          (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4) Proposed maximum aggregate value of
          transaction:

          (5) Total fee paid:

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/   /     Fee paid previously with preliminary materials.
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/   /     Check box if any part of the fee is offset as
---- provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          (2) Form, Schedule or Registration Statement No.:

          (3) Filing Party:

(4) Date Filed:

VOTE BY PHONE CONFIRMATION LETTER

Vote Confirmation

Putnam High Yield Total Return Fund
Meeting of Shareholders July 1, 1999
Account:
Shares:

Votes Received: (list proposal as on proxy card)

           (FOR)          (AGAINST)      (ABSTAIN)

Dear Shareholder,

In connection with the above-referenced Meeting of Shareholders, this notice will confirm that instructions to vote your shares as indicated above have been received via telephone. If any of the information is incorrect, please call 1-800-735-3428 immediately, and in any event no later than 5:00 p.m. on June 30, 1999.

Thank you for your cooperation.

Sincerely,

(Solicitation agent)